                                                                      EXHIBIT 99

Chrysler Financial                                                                           Distribution Date:               5/7/01
DAIMLERCHRYSLER AUTO TRUST 2001-A MONTHLY SERVICER'S CERTIFICATE (HG)                                                    PAGE 1 OF 2
      Payment Determination Statement Number              2.00
      Distribution Date                                 5/7/01

      DATES COVERED                         FROM AND INCLUDING            TO AND INCLUDING
      ---------------                       ------------------            ----------------
           Collections Period                           4/1/01                     4/30/01
           Accrual Period                               4/6/01                      5/6/01
           30/360 Days                                 1/30/00
           Actual/360 Days                                  31


                                                 NUMBER OF
      COLLATERAL POOL BALANCE DATA               ACCOUNTS                 $ AMOUNT
      ----------------------------               ---------                --------
      Pool Balance - Beginning of Period               122,293            1,913,377,404.77
      Collections of Installment Principal                                   37,946,649.11
      Collections Attributable to Full Payoffs                               16,582,022.66
      Principal Amount of Repurchases                                                    -
      Principal Amount of Gross Losses                       -                  132,488.13
                                                                          ----------------
      Pool Balance - End of Period                     121,068            1,858,716,244.87
                                                                          ================




      POOL STATISTICS                                                       END OF PERIOD
      ---------------                                                       -------------
      Initial Pool Balance (Pool Balance at the Purchase Date)            1,974,999,135.90
      Pool Factor (Pool Balance as a Percent of Initial Pool Balance)                 0.94

      Ending O/C Amount                                                     119,881,298.41
      Coverage Ratio (Ending Pool Balance as a Percent of Ending
      Securities)                                                                     1.07

      CUMULATIVE NET LOSSES                          22,630.48                   62,495.01
      ---------------------
      Net Loss Ratio (3 mo. Weighted Avg.)                                            0.00
      Cumulative Recovery Ratio                                                       0.70
      60+ Days Delinquency Amount                                             1,418,019.39
      Delinquency Ratio (3 mo. Weighted Avg.)                                         0.00

      Weighted Average APR                                                            0.07
      Weighted Average Remaining Term (months)                                       49.72
      Weighted Average Seasoning (months)                                             6.80






Chrysler Financial                                                                                        Distribution Date: 5/7/01
DAIMLERCHRYSLER AUTO TRUST 2001-A MONTHLY SERVICER'S CERTIFICATE (HG)                                                    PAGE 2 OF 2
      Cash Sources
           Collections of Installment Principal                             37,946,649.11
           Collections Attributable to Full Payoffs                         16,582,022.66
           Principal Amount of Repurchases                                              -
           Recoveries on Loss Accounts                                          92,623.60
           Collections of Interest                                          10,701,843.54
           Investment Earnings                                                 140,032.52
           Reserve Account                                                   4,651,165.00
           Total Sources                                                    70,114,336.43
                                                                        -----------------
                                                                        =================


      Cash Uses
           Servicer Fee                                                      1,594,481.17
           Note Interest                                                     7,429,687.27
           Reserve Fund                                                      4,651,165.00
           O/C Release to Seller                                                        -
           Note Principal                                                   56,439,002.99
           Total Cash Uses                                                  70,114,336.43
                                                                        -----------------
                                                                        =================


      Administrative Payment
      TOTAL PRINCIPAL AND INTEREST SOURCES                                  70,114,336.43
      Investment Earnings in Trust Account                                    (140,032.52)
      Daily Collections Remitted                                           (62,782,647.31)
      Cash Reserve in Trust Account                                         (4,651,165.00)
      Servicer Fee (withheld)                                               (1,594,481.17)
      O/C Release to Seller                                                             -
                                                                        -----------------
           PAYMENT DUE TO/(FROM) TRUST ACCOUNT                                 946,010.43
                                                                        =================





      O/C Release               (Prospectus pg S16)
      POOL BALANCE                                                       1,858,716,244.87
      Yield Supplement O/C Amount                                          (45,377,056.94)
      Adjusted Pool Balance                                              1,813,339,187.93

      Total Securities                                                   1,738,834,946.46
                                                                        -----------------
                                                                        =================
      Adjusted O/C Amount                                                   74,504,241.47

      O/C Release Threshold                                                 72,533,567.52

      O/C Release Period?  (A1 Notes Matured)                           No

      O/C Release                                                                       -





                                                   Beginning                   Ending              Principal          Principal per
                                                     Balance                   Balance               Payment             $1000 Face
                                             -------------------       -------------------------------------------------------------
      NOTES & CERTIFICATES
      Class A-1  300,000,000.00  @   5.095%       234,807,949.45            178,368,946.46        56,439,002.99               188.13
      Class A-2  790,000,000.00  @   4.98%        790,000,000.00            790,000,000.00                    -                    -
      Class A-3  370,000,000.00  @   5.16%        370,000,000.00            370,000,000.00                    -                    -
      Class A-4  340,000,000.00  @   5.40%        340,000,000.00            340,000,000.00                    -                    -
      Certificates                                 60,466,000.00             60,466,000.00                    -                    -
                                             -------------------       ----------------------------------------
          Total Securities                      1,795,273,949.45          1,738,834,946.46        56,439,002.99
                                             ===================       ========================================



                                                      Interest               Interest per
                                                      Payment                 $1000 Face           Original
                                             -----------------------------------------------
      NOTES & CERTIFICATES
      Class A-1  300,000,000.00  @   5.095%         1,030,187.27                      3.43       300,000,000.00
      Class A-2  790,000,000.00  @   4.98%          3,278,500.00                      4.15       790,000,000.00
      Class A-3  370,000,000.00  @   5.16%          1,591,000.00                      4.30       370,000,000.00
      Class A-4  340,000,000.00  @   5.40%          1,530,000.00                      4.50       340,000,000.00
      Certificates                                             -                                  60,466,000.00
                                             -------------------                             ------------------
          Total Securities                          7,429,687.27                               1,860,466,000.00
                                             ===================                             ==================


* Class A-1 Interest is computed on Actual/360 Basis. Days in current period        32.00